Exhibit 10.26

Certain information has been excluded from this agreement (indicated by “[***]”) because such information (i) is not material and (ii) is the type that the registrant treats as private or confidential.

SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT

THIS SECOND AMENDMENT to Loan and Security Agreement (this “Amendment”) is entered into as of November 3, 2023 (the “Second Amendment Date”), by and among OXFORD FINANCE LLC, a Delaware limited liability company with an office located at 115 South Union Street, Suite 300, Alexandria, Virginia 22314 (in its individual capacity, “Oxford”; and in its capacity as Collateral Agent, “Collateral Agent”), the Lenders listed on Schedule 1.1 thereof from time to time including Oxford in its capacity as a Lender and OXFORD FINANCE FUNDING 2019-1, LLC, a Delaware limited liability company (each a “Lender” and collectively, the “Lenders”), TEMPESTTX, INC., a Delaware corporation with offices located at 2000 Sierra Point Parkway, Suite 400, Brisbane, CA 94005 (f/k/a TEMPEST THERAPEUTICS, INC.), TEMPEST THERAPEUTICS, INC., a Delaware corporation

(f/k/a MILLENDO THERAPEUTICS, INC., a Delaware corporation) with offices located at 2000 Sierra Point Parkway, Suite 400, Brisbane, CA 94005 and MILLENDO THERAPEUTICS US, INC., a Delaware corporation with offices located at 2000 Sierra Point Parkway, Suite 400, Brisbane, CA 94005 (individually and collectively, jointly and severally, “Borrower”).

WHEREAS, Collateral Agent, Borrower and the Lenders party thereto from time to time have entered into that certain Loan and Security Agreement, dated as of January 15, 2021 (as amended, supplemented or otherwise modified from time to time, the “Loan Agreement”) pursuant to which the Lenders have provided to Borrower certain loans in accordance with the terms and conditions thereof; and

WHEREAS, Borrower, Lenders and Collateral Agent desire to amend certain provisions of the Loan Agreement as provided herein and subject to the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the promises, covenants and agreements contained herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Borrower, Lenders and Collateral Agent hereby agree as follows:

1.
Definitions. Capitalized terms used herein but not otherwise defined shall have the respective meanings given to them in the Loan Agreement.

2.
Section 13.1 of the Loan Agreement is hereby amended by amending and restating the following definitions therein as follows:

“Designated Deposit Account” is Borrower’s deposit account, account number [***], maintained with JP Morgan.

“Permitted Indebtedness” is:

(a)
Borrower’s Indebtedness to the Lenders and Collateral Agent under this Agreement and the other Loan Documents;

(b)
Indebtedness existing on the Effective Date and disclosed on the Perfection Certificate(s);
(c)
Subordinated Debt;

(d)
unsecured Indebtedness to trade creditors incurred in the ordinary course of business;

(e)
Indebtedness consisting of capitalized lease obligations and purchase money Indebtedness, in each case incurred by Borrower or any of its Subsidiaries to finance the acquisition, repair, improvement or construction of fixed or capital assets of such person, provided that (i) the aggregate outstanding principal amount of all such Indebtedness does not exceed Two Hundred Fifty Thousand Dollars ($250,000.00) at any time and (ii) the principal amount of such Indebtedness does not exceed the lower of the cost or fair market value of the property so acquired or built or of such repairs or improvements financed with such Indebtedness (each measured at the time of such acquisition, repair, improvement or construction is made);
(f)
Indebtedness incurred as a result of endorsing negotiable instruments received in the ordinary course of Borrower’s business;

(g)
Indebtedness that also constitutes a Permitted Investment;

(h)
reimbursement obligations in connection with letters of credit and cash management services (excluding credit cards and debit cards and similar instruments) that are secured by cash or cash equivalents and issued on behalf of the Borrower or a Subsidiary thereof in an amount not to exceed Five Hundred Thousand Dollars ($500,000.00) at any time outstanding;
(i)
unsecured Indebtedness incurred in the ordinary course of business with corporate credit cards not to exceed Four Hundred and Fifty Thousand Dollars ($450,000.00) at any time outstanding;
(j)
cash-secured Indebtedness incurred in the ordinary course of business with corporate credit cards not to exceed Fifty Thousand Dollars ($50,000.00) at any time outstanding;
(k)
other unsecured Indebtedness in an amount not to exceed Five Hundred Thousand Dollars ($500,000.00) at any time outstanding; and
(l)
extensions, refinancings, modifications, amendments and restatements of any items of Permitted Indebtedness (a) through (e) above, provided that the principal amount thereof is not increased or the terms thereof are not modified to impose materially more burdensome terms upon Borrower, or its Subsidiary, as the case may be.

“Permitted Liens” are:

(a)
Liens existing on the Effective Date and disclosed on the Perfection Certificates or arising under this Agreement and the other Loan Documents;

(b)
Liens for taxes, fees, assessments or other government charges or levies, either (i) not due and payable or (ii) being contested in good faith and for which Borrower maintains adequate reserves on its Books, provided that no notice of any such Lien has been filed or recorded under the Internal Revenue Code of 1986, as amended, and the Treasury Regulations adopted thereunder;

(c)
liens securing Indebtedness permitted under clause (e) of the definition of “Permitted Indebtedness,” provided that (i) such liens exist prior to the acquisition of, or attach substantially simultaneous with, or within twenty (20) days after the, acquisition, lease, repair, improvement or construction of, such property financed or leased by such Indebtedness and (ii) such liens do not extend to any property of Borrower other than the property (and proceeds thereof) acquired, leased or built, or the improvements or repairs, financed by such Indebtedness;

(d)
Liens of carriers, warehousemen, suppliers, or other Persons that are possessory in nature arising in the ordinary course of business so long as such Liens attach only to Inventory, securing liabilities in the aggregate amount not to exceed Two Hundred Fifty Thousand Dollars ($250,000.00), and which are not delinquent or remain payable without penalty or which are being contested in good faith and by appropriate proceedings which proceedings have the effect of preventing the forfeiture or sale of the property subject thereto;

(e)
Liens to secure payment of workers’ compensation, employment insurance, old-age pensions, social security and other like obligations incurred in the ordinary course of business (other than Liens imposed by ERISA);

(f)
Liens incurred in the extension, renewal or refinancing of the indebtedness secured by Liens described in (a) through (c), but any extension, renewal or replacement Lien must be limited to the property encumbered by the existing Lien and the principal amount of the indebtedness may not increase;
(g)
leases or subleases of real property granted in the ordinary course of Borrower’s business (or, if referring to another Person, in the ordinary course of such Person’s business), and leases, subleases, non-exclusive licenses or sublicenses of personal property (other than Intellectual Property) granted in the ordinary course of Borrower’s business (or, if referring to another Person, in the ordinary course of such Person’s business), if the leases, subleases, licenses and sublicenses do not prohibit granting Collateral Agent or any Lender a security interest therein;

(h)
banker’s liens, rights of setoff and Liens in favor of financial institutions incurred in the ordinary course of business arising in connection with Borrower’s deposit accounts or securities accounts held at such institutions solely to secure payment of fees and similar costs and expenses and provided such accounts are maintained in compliance with Section 6.6(b) hereof;

(i)
Liens arising from judgments, decrees or attachments in circumstances not constituting an Event of Default under Section 8.4 or 8.7;

(j)
Liens consisting of Permitted Licenses;

(k)
Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of custom duties that are promptly paid on or before the date they become due; provided, however, the aggregate amount of duties secured by such Liens may not exceed Two Hundred Fifty Thousand Dollars ($250,000.00) at any given time; and

(l)
Liens on insurance proceeds securing the payment of financed insurance premiums that are promptly paid on or before the date they become due (provided that such Liens extend only to such insurance proceeds and not to any other property or assets and the aggregate amount of payment secured by such Liens do not exceed One Hundred Thousand Dollars ($100,000.00) at any given time); and

(m)
Liens on cash or cash equivalents securing obligations permitted under clause (h) of the definition of Permitted Indebtedness; provided, however, such Liens are restricted to a segregated bank account of Borrower identified to Collateral Agent in writing and the aggregate balance in such bank account does not exceed the amount of Indebtedness then outstanding and permitted under clause (h) of the definition of Permitted Indebtedness at any given time.

(n)
Liens on cash or cash equivalents securing obligations permitted under clause (j) of the definition of Permitted Indebtedness; provided, however, such Liens are restricted to a segregated bank account of Borrower identified to Collateral Agent in writing and the aggregate balance in such bank account does not exceed Fifty Five Thousand Dollars ($55,000.00) at any given time.

3.
The address of Borrower set forth in Section 10 of the Loan Agreement, the addresses referenced in clause

(d) of Section 5.1 of the Loan Agreement, and each Perfection Certificate previously delivered to Bank are each hereby amended as appropriate to reflect the address of each of TEMPESTTX, INC., TEMPEST THERAPEUTICS, INC., and MILLENDO THERAPEUTICS US, INC. as: 2000 Sierra Point Parkway, Suite 400, Brisbane, CA 94005.

4.
Limitation of Amendment.
a.
The amendments and waivers set forth above are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right, remedy or obligation which Lenders or Borrower may now have or may have in the future under or in connection with any Loan Document, as amended hereby.

b.
This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect. For the avoidance of doubt, this Amendment shall be considered part of the Loan Documents.

5.
To induce Collateral Agent and Lenders to enter into this Amendment, Borrower hereby represents and warrants to Collateral Agent and Lenders as follows:

a.
Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (b) no Event of Default has occurred and is continuing;

b.
Borrower has the power and due authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;

c.
The organizational documents of Borrower delivered to Collateral Agent on the Effective Date, and updated pursuant to subsequent deliveries by the Borrower to the Collateral Agent, remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;

d.
The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized;
e.
The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not and will not contravene (i) any law or regulation binding on or affecting Borrower, (ii) any contractual restriction with a Person binding on Borrower, (iii) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower, or (iv) the organizational documents of Borrower;

f.
The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on Borrower, except as already has been obtained or made; and

g.
This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.

6.
Except as expressly set forth herein, the Loan Agreement shall continue in full force and effect without alteration or amendment. This Amendment and the Loan Documents represent the entire agreement about this subject matter and supersede prior negotiations or agreements.
7.
This Amendment shall be deemed effective as of the Second Amendment Date upon (a) the due execution and delivery to Collateral Agent of this Amendment by each party hereto.

8.
The Borrower hereby remises, releases, acquits, satisfies and forever discharges the Lenders and Collateral Agent, their agents, employees, officers, directors, predecessors, attorneys and all others acting or purporting to act on behalf of or at the direction of the Lenders and Collateral Agent (“Releasees”), of and from any and all manner of actions, causes of action, suit, debts, accounts, covenants, contracts, controversies, agreements, variances, damages, judgments, claims and demands whatsoever, in law or in equity (other than claims relating to fraud), which any of such parties ever had, now has or, to the extent arising from or in connection with any act, omission or state of facts taken or existing on or prior to the date hereof, may have after the date hereof against the Releasees, for, upon or by reason of any matter, cause or thing whatsoever relating to or arising out of the Loan Agreement or the other Loan Documents on or prior to the date hereof and through the date hereof. Without limiting the generality of the foregoing, the Borrower waives and affirmatively agrees not to allege or otherwise pursue any defenses, affirmative defenses, counterclaims, claims, causes of action, setoffs or other rights they do, shall or may have as of the date hereof, including the rights to contest:

(a) the right of Collateral Agent and each Lender to exercise its rights and remedies described in the Loan Documents; (b) any provision of this Amendment or the Loan Documents; or (c) any conduct of the Lenders or other Releasees relating to or arising out of the Loan Agreement or the other Loan Documents on or prior to the date hereof.

9.
This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, and all of which, taken together, shall constitute one and the same instrument.

10.
This Amendment and the rights and obligations of the parties hereto shall be governed by and construed in accordance with the laws of the State of California.

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IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to Loan and Security Agreement to be executed as of the date first set forth above.

BORROWER:

TEMPEST THERAPEUTICS, INC.

By /s/ Stephen Brady

Name: Stephen Brady

Title: Chief Executive Officer

BORROWER:

TEMPESTTX, INC.

By /s/ Stephen Brady

Name: Stephen Brady

Title: Chief Executive Officer

BORROWER:

MILLENDO THERAPEUTICS US, INC.

By /s/ Stephen Brady

Name: Stephen Brady

Title: Chief Executive Officer

COLLATERAL AGENT AND LENDER:

OXFORD FINANCE LLC

By /s/ Colette H. Featherly

Name: Colette H. Featherly

Title: Secretary

LENDER:

OXFORD FINANCE FUNDING 2019-1, LLC

By /s/ Colette H. Featherly

Name: Colette H. Featherly

Title: Secretary